UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2026

RITHM PROPERTY TRUST INC.

(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway

New York, NY 10003

(Address of principal executive offices)

Registrant’s telephone number, including area code:

212-850-7770

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RPT	New York Stock Exchange
9.875% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RPT.PRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Rithm Property Trust Inc. (the “Company”), the Company’s stockholders approved the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan (the “2026 Plan”), which was previously adopted by the Company’s Board of Directors, subject to stockholder approval. A summary description of the material terms of the 2026 Plan was included in the Company’s definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission on April 21, 2026, in connection with the Annual Meeting. Such description is qualified in its entirety by reference to the 2026 Plan, which is attached as Annex A to the Definitive Proxy Statement and is filed as Exhibit 10.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, held June 2, 2026, the stockholders of the Company voted on the matters described below.

1.	The Company’s stockholders elected four (4) Directors to serve until the 2027 annual meeting of stockholders and until their successors are elected and duly qualified. The numbers of shares that voted for the election of such director, withheld voting for such director, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Friedman	2,424,826	2,140,239	1,594,031
Mary Haggerty	2,358,047	2,207,018	1,594,031
Daniel Hoffman	2,113,412	2,451,652	1,594,031
Michael Nierenberg	2,670,663	1,894,401	1,594,031

2.	The Company’s stockholders ratified the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
6,135,751	13,515	9,829

3.	The Company’s stockholders did not approve (on a non-binding advisory basis) the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement. The numbers of shares that voted for, against, abstained from voting, and represented broker non-votes with respect to this proposal are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,395,661	3,148,191	21,212	1,594,031

4.	The Company’s stockholders approved the Rithm Property Trust Inc. 2026 Omnibus Incentive Plan. The numbers of shares that voted for, against, abstained from voting, and represented broker non-votes with respect to this proposal are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,371,676	172,050	21,338	1,594,031

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Rithm Property Trust Inc. 2026 Omnibus Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RITHM PROPERTY TRUST INC.

By:	/s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

Dated: June 2, 2026